Priority (Nasdaq: PRTH) S u p p l e m e n t a l S l i d e s : F o u r t h Q u a r t e r 2 0 2 1 E a r n i n g s C a l l March 17, 2022 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the expected returns and other benefits of the merger of Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) with Finxera Holdings, Inc. (“Finxera”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, and our 2022 outlook and statements regarding our market and growth opportunities,. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 17, 2022. This filing is available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. Statements included in this presentation include non-GAAP financial measures, including: (i) Revenue Growth, (ii) EBITDA Growth Acceleration, (iii) Run-Rate PF Net Revenue, (iv) Run-Rate Organic PF Net Revenue Growth, (v) Integrated Revenue, (vi) Run-Rate PF Adj. EBITDA, (vii) PF Adj. EBITDA Growth, (viii) PF Adj. EBITDA Margins, (ix) PF Annual Free Cash Flow. Priority does not provide a reconciliation for projected non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items. Priority does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Priority’s outlook. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Priority’s performance and financial condition as reported under GAAP and all other relevant information when assessing its performance or financial condition. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

PRIORITY – THE PAYMENTS POWERHOUSE

PRIORITY OVERVIEW

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), is a payments technology company that leverages a purpose-built platform to enable clients to collect, store and send money.
- Priority delivers value to its partners by leveraging a native technology platform to embed payments and banking services into their core business platforms. Our approach is simple, we handle the complexities of payments and banking to free our partners to focus on their core business objectives. Priority provides end-to-end operational support including risk & underwriting, full compliance and customer service.

Priority's solutions are delivered via internally developed payment applications and services to the **SMB Payments**, **B2B Payments**, and **Enterprise Payments** business segments

- **SMB PAYMENTS**: Provides full-service acquiring and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, Direct Sales and vertically focused ISV Channels
- **B2B PAYMENTS:** Provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions (including Citi, MasterCard, and AMEX)
- **ENTERPRISE PAYMENTS**: Provides embedded payment and banking solutions to enterprise customers to modernize legacy platforms and accelerate software partners' strategies to monetize payments

PRIORITY AT A GLANCE


REVENUE
In Millions
$650 - $665
$15
Guidance Range
$650
$515
$404
$372
2019
2020
2021
2022


ADJUSTED EBITDA
In Millions
65% of Gross Profit
$145 - $150
$5
Guidance Range
$145
62% of Gross Profit
$96
55% of Gross Profit
$70
47% of Gross Profit
$56
2019
2020
2021
2022

340K+ Subscriber Bank Accounts

240k+ Active Merchants

$90B+ in Annual Payment Volume

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STRONG FINANCIAL PERFORMANCE with PEER VALUATION DISCOUNT

ENTERPRISE VALUE MULTIPLE[1]


Enterprise Value / Annualized EBITDA
30.0
25.0
20.0
15.0
10.0
5.0
-
9.4
19.1
11.3
10.1
21.0
17.5
27.0
Priority
Repay
Paya
Paysafe
Fiserv
Global Payments
FIS

(1) *Recent Enterprise Values divided by twelve-month Adjusted EBITDA (Management calculations based on recent publicly available information).*

PRTH KEY 2021 PERFORMANCE METRICS[3]

- Revenue CAGR[2]: 18%
- Adj. EBITDA CAGR[2]: 31%
- Adj. EBITDA as % of Gross Profit: 62%
- Gross Profit Margin: 30.1%
- Free Cash Flow Conversion[4] ~55%
- Recurring Net Revenue: ~94%

(2) *2-year CAGR*

(3) *Performance Metrics based on GAAP 2021, 2020 and 2019*

(4) *Free cash flow as a percentage of Adjusted EBITDA. Free cash flow is Adjusted EBITDA less cash interest, cash dividends, cash taxes, and scheduled debt repayment*

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PRIORITY

MISSION: Build innovative payment solutions that collect, store & send money to power modern commerce

Direct | ISV | Reseller		Direct | ISV | Reseller		Direct | ISV	
SMB PAYMENTS		**B2B** PAYMENTS		**ENTERPRISE** PAYMENTS	
MX Merchant	MX Connect	CPX	FI's (ACH.com)	CFTPay	CFTConnect
e|tab	LandlordStation	Managed Services		Passport Enterprise	
PayRight	Cumulus				

PASSPORT – API / UI + UX *"YOUR TICKET TO MODERN COMMERCE"*

PASSPORT PLATFORM ARCHITECTURE (SHARED MACRO/MICRO SERVICES)

COMMERCE

Card Processing • Compliance
Card Issuing • Pay Fac

BANKING

Virtual Accounts • Ledger • ACH/ACH+ • Compliance
Check Processing /Recon • Bill Payments

DATA SCIENCE

Data Warehouse • Business Intelligence
Data Science • Visualization

A NATIVE PLATFORM OF SHARED SERVICES DEPLOYED AS SIMPLE SET OF API'S TO COLLECT, STORE & SEND MONEY

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PASSPORT ARCHITECTURE

SMB PAYMENTS	B2B PAYMENTS	ENTERPRISE PAYMENTS

PASSPORT APIs

SERVICES

MERCHANT ACQUIRING

- Merchant ID Setup
- Sale Transaction Processing
- Authorization Processing
- Settlement & Chargeback Handling
- PCI - DSS Compliance

TREASURY MANAGEMENT

- Reconciliation
- Liability Reporting
- Cash Manager
- Dashboard and Reports
- Email Notification Alerts

REPORTING / BI

- Offers reports for operational, strategic & analytical needs
- History layer providing a full Audit log/trail of all setup and transaction processing.

BILL PAYMENT

- Bill Payments to registered Billers
- Integration with ACIW
- Exception & Returns handling

BANKING

- Transactions/Fees
- Compliance
- Payout Rules
- Card Issuance (credit/debit/virtual)

DOCUMENT

- Document Printing
- Check Printing
- Document Delivery
- Check Delivery

EXTERNAL PARTNERS	Bank Partners	Delivery Partners	Printing Partners	Payment Processors

CORE

PAYMENTS ENGINE

Modern, extensible, scalable payment processing engine

BANKING ENGINE

Accounting, card issuance, real-time transaction processing engine

BI + COMPLIANCE

Deliver actionable insights, fraud detection, compliance

SIMPLE

Choose Your Own Adventure...

- Simple APIs that are Functionally Rich
- Component Design Allows for Configuration at Level You Want
- Pick & Choose Services You Need

SCALABLE

Even sky is not the limit...

- Cloud native microservice architecture
- Scales with your needs

SECURED

Compliant, security first infrastructure and operations

- Data Events Processed Against Fraud Rulesets
- Automated Reconciliation
- SOC Operations with MI, AI & UEBA
- 99.999% Uptime Target
- Multidata center
- Multi Cloud — Enterprise Grade

& more..

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MX™ CONNECT

SMB
PAYMENTS

Enterprise Operating System Monetizing Merchant Networks and Driving Operational Efficiency

Overview

MX™ Connect is Priority's powerful reseller CRM and business operating system for partners, powered through web and mobile applications

- Seamless, electronic onboarding to improve merchant acquisition
- Superior data sharing capability and reporting, enabling partners to better manage business needs and retain merchants
- Automated risk & underwriting management
- Operational efficiencies afforded through client services and commission processing
- Serves a range of reseller partners, including:
  - ISOs & Agents
  - Direct Sales Channels
  - ISVs & VARs
  - Banks & FIs

MX™ CONNECT

1,250+
PARTNER / RESELLER ACCOUNTS

4,300+
NEW MERCHANT ONBOARDS PER MONTH

80%+
PERCENT OF INTEGRATED OR SEMI-INTEGRATED REVENUE

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MX™ MERCHANT SUITE

SMB
PAYMENTS

The MX™ Merchant platform offers full-service payment processing and payment-enabled solutions for B2C transactions

Overview

MX™ Merchant Suite provides core processing and business solutions to SMB clients, which help better manage work functions and revenue performance

- Fully customizable platform through proprietary & 3rd party add-on applications, including (but not limited to):
  - MX™ Merchant
  - MX™ Invoice
  - MX™ QuickBooks Sync
  - MX™ Insights
  - MX™ B2B Interchange Optimizer
  - ACH.COM
- Safe and secure, cloud-based payments platform
- Process credit card, cash and/or checks/ACH
- PCI compliant

MERCHANT

240K+
MERCHCANT ACCOUNTS

666M+
ANNUAL TOTAL TRANSACTIONS

$62B+
ANNUAL CARD VOLUME PROCESSED

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Commercial Payments Exchange (CPX)

B2B
PAYMENTS

CPX provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions

Overview

CPX offers a robust suite of payments solutions which helps to ease reconciliation, reporting and payments for buyers and suppliers

- Named as CFO Tech Outlook Top 10 Accounts Payable Solution
- Minimal to no upfront investment required
- Purpose-built to automate and integrate every payment method including cards, check and ACH
- Generate interchange from issuing virtual and physical credit cards; and managed service fees
- Integration into any ERP system
- Direct Fed terminal
- Supplier wallet

CPX®

75K
SUPPLIERS ENROLLED

$26B
ISSUING VOLUME (ANNUAL) ENROLLED

46
FINANCIAL INSTITUTIONS SUPPORTED

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ENTERPRISE PAYMENTS


Customer
1. Create 'Customer' in Passport
2. Open sub-accounts
3. Execute your workflow for funds movement
PASSPORT APIs
SUB ACCOUNTS
INVEST
SAVE
LOAN
Customer
CHECKING
FUTURE
Integrate with Existing Financial Solutions or with In-House Products
CORE BANKING
LENDING
CARD MANAGEMENT & PAYMENTS
MORE...

INNOVATIVE PAYMENT SOLUTIONS DONE WITH EASE...

Simple APIs to Solve Complex Workflows (Collect, Store & Send)

Simple Rest APIs that are powerful to design any complex funds movement workflow supported by nationwide MTLs

Single Virtual Ledger for Having One View of Customer

Eases reconciliation to allow 'closing your books daily or even more frequent'

Automated reconciliation so you build your workflow with confidence

Built for Future ...

Modular architecture allows for adding new payment rails quickly. Co-innovate with external ecosystems.

Time Tested & Improving Continuously

PRTH existing products utilize Passport and are thriving and stays at par with changing regulatory requirements

Talented & Matured Fintech Operations Resource Pool to Support Your Journey

PRIORITY VALUE PROPOSITION

PASSPORT PLATFORM SOLUTIONS

- Passport provides a simple and integrated banking and payments infrastructure for the merchants' ecosystem. It features banking service APIs and a complete, end-to-end solution to collect, store and send money at scale with full regulatory compliance.
- It provides an agile and a secure platform to onboard individual and business customers and supports them in conducting and managing financial transactions, using various major payment instruments such as ACH, Checks and Wires.
- The platform caters to the needs of individuals or businesses that look for a robust system supporting:
- Efficient and automated disbursement of funds
- Fee collection and split payment capabilities
- Virtual account setup and KYC
- Smooth ledgering and reconciliation
- Operations infrastructure for compliance, payments & customer support
- And much more

Priority is a payments powerhouse driving the convergence of payments and banking with a single platform to collect, store & send money

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S 11 Fourth Quarter 2021 Highlights • Revenue of $144.0 million increased 35.7% from $106.1 million in Q4 2020 • Gross profit of $48.7 million increased 49.8% from $32.5 million in Q4 2020 • Gross profit margin of 33.8% increased 320 basis points from 30.6% in Q4 2020 • Operating income of $12.9 million increased 108.1% from $6.2 million in Q4 2020 • Adjusted EBITDA of $32.9 million increased 80.8% from $18.2 million in Q4 2020 Revenue, Gross Profit and Adjusted EBITDA (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 12 Revenue • SMB revenue key growth drivers included: ➢ Bankcard Volume of $13.848 billion increased $2.777 billion, or 25.1%, from $11.071 billion ➢ Bankcard Transactions of 147.1 million increased 26.8 million, or 22.3%, from 120.3 million ➢ Average Ticket of $94.11 increased $2.11, or 2.3%, from $92.00 • Average Merchant Count of 240,092 in fourth quarter 2021 grew 8.4% over fourth quarter 2020 • New monthly merchant boards averaged 4,486 during 2021 ➢ Historically, new monthly boards average of 4,300 – 5,000 SMB Revenue of $121.5 million increased 19.7% from $101.5 million Fourth Quarter 2021 2020 Variance SMB Payments: Merchant bankcard processing dollar value 13,847.8$ 11,070.8$ 25.1% Merchant bankcard transaction volume 147.1 120.3 22.3% Average Ticket 94.11$ 92.00$ 2.3% Year to Date - Dec 2021 2021 2020 Variance SMB Payments: Merchant bankcard processing dollar value 53,411.6$ 41,570.2$ 28.5% Merchant bankcard transaction volume 578.1 453.2 27.6% Average Ticket 92.39$ 91.73$ 0.7%

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 13 Revenue • B2B revenue key growth drivers included: ➢ CPX increased 73.3% to $2.6 million from $1.5 million driven by volume and customer growth ➢ Managed Services increased 20.8% to $2.9 million from $2.4 million, driven by program growth • Enterprise revenue key growth driver was the September 2021 acquisition of CFT Pay (Finxera) B2B Revenue of $5.4 million increased 38.5% from $3.9 million Enterprise Revenue of $17.1 million increased $16.4 million from $0.7 million Revenue Growth by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 14 Gross Profit • SMB gross profit of $30.5 million increased 0.7% from $30.3 million in Q4 2020 ➢ Specialized Merchant Acquiring (SMA) gross profit of $1.5 million declined $5.8 million from $7.3 million in Q4 2020 due to a temporary pullback from risk paring actions ➢ SMB gross profit increased 26.0%, excluding the SMA decline • B2B gross profit of $2.6 million increased 30.0% from $2.0 million in Q4 2020 • Enterprise gross profit of $15.6 million increased $15.5 million from $0.1 million in Q4 2020 Gross Profit of $48.7 million increased 49.8% from $32.5 million Gross Profit Growth by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 15 Gross Profit Margin • SMB gross profit margin decline was driven by the temporary pullback in SMA • Enterprise gross profit margin overcame the SMB decline and drove overall margin expansion Gross Profit Margin of 33.8% increased 320 basis points from 30.6%

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 16 Other Operating Expenses • Salaries and Benefits of $12.0 million increased 22.4% from $9.8 million in Q4 2020 ➢ Growth driven by Finxera acquisition and headcount growth • SG&A of $6.2 million decreased 4.6% from $6.5 million in Q4 2020 • Depreciation & Amortization of $17.6 million increased $7.7 million from $9.9 million in Q4 2020 ➢ Growth driven by acquisitions Other Operating Expenses of $35.8 million increased 36.6% from $26.2 million (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 17 Operating Income • SMB operating income of $10.5 million decreased $2.1 million from $12.6 million in Q4 2020 ➢ Specialized Merchant Acquiring (SMA) gross profit decline $5.8 million ➢ SMB operating income increased $3.7 million, excluding the SMA decline • B2B operating income of $0.5 million increased $1.0 million from a loss of ($0.5) million in Q4 2020 • Enterprise operating income of $5.2 million increased $5.0 million from $0.2 million in Q4 2020 • Corporate expense of ($3.3) million decreased $2.8 million from ($6.1) million in Q4 2020 Operating Income of $12.9 million increased 108.1% from $6.2 million Increase in Operating Income by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 18 Adjusted EBITDA Strong Adjusted EBITDA Growth in Q4 and Full Year 2021 2020 Q1 Q2 Q3 Q4 Year Q4 Year Consolidated net income (loss) (GAAP) ($2.7) ($9.5) ($0.5) $14.1 $1.4 ($1.0) $25.7 Add: Interest expense 9.2 7.3 8.2 11.9 36.5 9.4 44.8 Add: Depreciation and amortization 9.1 10.7 12.3 17.6 49.7 9.9 40.8 Add: Income tax expense (benefit) (2.2) 1.5 0.8 (5.3) (5.3) (2.0) 10.9 EBITDA (non-GAAP) 13.3 10.0 20.7 38.2 82.3 16.3 122.2 Further adjusted by: Add: Non-cash stock-based compensation 0.6 0.9 0.9 0.9 3.2 0.8 2.4 Add (Deduct): Non-recurring expenses (income): Debt extinguishment and modification costs 0.0 8.3 0.0 0.0 8.3 0.0 1.9 (Gain) on Investment 0.0 0.0 0.0 (7.6) (7.6) 0.0 (61.9) Legal, professional, accounting and other SG&A (1) 4.4 2.1 2.2 1.4 10.1 1.2 5.7 Adjusted EBITDA (non-GAAP Performance Measure) $18.3 $21.3 $23.9 $32.9 $96.3 $18.2 $70.3 (1) Previously reported $4.1 $1.8 $1.9 EBITDA Walk • Q4 Adjusted EBITDA of $32.9 million increased 80.8% from $18.2 million • Full Year Adjusted EBITDA of $96.3 million increased 37.0% from $70.3 million (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 19 Other Income (Expense) • Other income of $7.8 million in Q4 2021 includes a $7.6 million net gain on disposition of an investment Components of Q4 and Full Year 2021 and 2020 Other Income (Expense) Fourth Quarter YTD 2021 2020 2021 2020 (dollars in Millions) Other Income (Expense): Debt extinguishment and modification costs -$ -$ (8.3)$ (1.9)$ Gain / (Loss) Investments 1 7.6 - 7.6 107.2 Other income, net 0.1 0.2 0.2 0.6 Total Other Income (Expense) 7.8$ 0.2$ (0.5)$ 105.9$ 1 Gain / (Loss) Investments for 2020 Excludes Non-controlling Interest Exp of $45 million

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 20 Interest Expense • Interest expense of $11.9 million increased $2.5 million from $9.4 million in Q4 2020 ➢ Total outstanding debt of $631.9 million at December 31, 2021 increased $249.9 million from $382.0 million at December 31, 2020 due to acquisition financing ➢ Lower interest rates on borrowing in Q4 2021 compared with Q4 2020 o Term loan interest rate of 6.75% in Q4 2021 is 75 bps below 7.5% in Q4 2020 o Subordinated loan, fully repaid in April 2021, carried an interest rate of 12.5% Components of Q4 and Full Year 2021 and 2020 Interest Expense 2021 2020 Fourth Quarter Full Year (dollars in Millions) 2021 2020 2021 2020 Cash Interest & Fees 11.2$ 6.9$ 30.0$ 33.9$ PIK Interest - 1.9 2.5 8.6 Amortization of OID & DIC 0.7 0.6 4.0 2.4 11.9$ 9.4$ 36.5$ 44.8$

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 21 Outstanding Debt Walk • Total Debt of $631.9 million decreased $16.6 million from $648.5 million at September 30, 2021 ➢ Net Debt of $611.6 million decreased by $19.9 million from $631.5 million at September 30, 2021 Declining Debt Balances Q4 2021 Q3 2021 Change Debt: Long-term portion, net $604.1 $620.0 ($15.9) Current portion 6.2 6.2 0.0 Balance Sheet 610.3 626.2 (15.9) Unamortized Deferred 21.6 22.3 (0.7) Total Debt 631.9 648.5 (16.6) Unrestricted Cash 20.3 17.0 3.3 Net Debt $611.6 $631.5 ($19.9) ($384.5)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 22 Senior Preferred Stock Walk Senior Preferred Stock of $210.2 million, Net of $23.5 million of Unaccreted Discounts and Issuance Costs • Fourth quarter and full year dividends and accretion is as follows: Q4 Year Dividend: Payment-in-Kind $4.0 $8.7 Cash 3.4 7.5 7.4 16.2 Accretion 0.8 1.8 $8.2 $18.0 (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 23 2022 Financial Guidance • The Company’s outlook for full year 2022 is follows: ➢ Revenue is forecast to range between $650 to $665 million, a growth rate of 26% to 29%, and ➢ Adjusted EBITDA is forecast to range between $145 to $150 million, a growth rate of 51% to 56% o EBITDA is forecast to strengthen in each successive quarter of 2022, reflecting the increasing build of positive EBITDA trends in each of our segments ➢ Free cash flow conversion(1) is forecast to be approximately 50% o Available for strategic investment (capital expenditures and acquisitions), any unplanned non-recurring expenses, and net debt reduction (1) Free cash flow conversion is defined as free cash flow as a percentage of adjusted EBITDA. Free cash flow is defined as adjusted EBITDA less cash interest, cash dividends, cash taxes and scheduled debt amortization.

BUILT TO POWER MODERN COMMERCE

- Built for the Future of Payments – Large Global Market Opportunity
- Scalable, Innovative Technology Platform – Low Capital Spending Needs
- Strong Revenue Growth & Significant Operating Leverage
- Diversified Payment Revenue Sources Balanced with Countercyclical and Early Cycle Assets
- Strong Financial Performance with Peer Valuation Discount
- Leadership Well Aligned with Shareholders – with Proven Track-Record Overcoming Challenges, Identifying Opportunities Ahead of Peers, and Driving Results

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